Douglas Dynamics Segment Change

2016-2018

WORK TRUCK ATTACHMENTS

WESTERN SNOWPLOWS
Henderson
FISHER
SnowEx LEADERS IN ICE CONTROL

WORK TRUCK SOLUTIONS

DEJANA Truck and Utility Equipment

CORPORATE EXPENSES

DOUGLAS DYNAMICS

2019 ONWARDS*

WORK TRUCK ATTACHMENTS

WESTERN SNOWPLOWS
FISHER
SnowEx LEADERS IN ICE CONTROL
DOUGLAS DYNAMICS Corporate Expenses

WORK TRUCK SOLUTIONS

DEJANA Truck and Utility Equipment
Henderson
DOUGLAS DYNAMICS Corporate Expenses

* Going forward, corporate expenses will be divided between the two segments

DOUGLAS DYNAMICS